UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2020

FireEye, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36067	20-1548921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 McCarthy Blvd.
Milpitas, CA 95035
(Address of principal executive offices, including zip code)
(408) 321-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FEYE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2020, FireEye, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were represented, either in person or by proxy, 187,809,138 shares of the Company’s common stock, or approximately 84.31% of the total shares entitled to vote, constituting a quorum. The Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2020. The voting results are set forth below.

Proposal 1: Election of Class I Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kimberly Alexy	110,428,070	32,157,500	304,825	44,918,743
Stephen Pusey	125,141,724	17,295,328	453,343	44,918,743
Kimberly Alexy and Stephen Pusey were duly elected as Class I directors of the Company.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
185,579,197	1,996,723	233,218	—
The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,783,592	6,740,635	366,168	44,918,743
The advisory vote to approve the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2019 was approved.

Item 8.01 Other Events.

On June 1, 2020, the Company repurchased approximately $96.4 million in principal amount of its 1.000% Convertible Senior Notes due 2035 (the “Series A Notes”) submitted to the Company for repurchase. Under the terms of the Series A Notes, holders had the right to require the Company to repurchase some or all of their Series A Notes on such date. As a result of this repurchase, approximately $23.4 million in principal amount of the Series A Notes remains outstanding. The Company utilized cash on hand to repurchase the Series A Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIREEYE, INC.

Date: June 1, 2020	By:	/s/ Alexa King
Alexa King Executive Vice President, General Counsel and Secretary